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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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        Date of Report (Date of Earliest Event Reported): JANUARY 2, 2002

                               EB2B COMMERCE, INC.
               (Exact Name of Registrant as Specified in Charter)


          NEW JERSEY                 0-10039                22-2267658
(State or Other Jurisdiction of    (Commission           (I.R.S. Employer
        Incorporation)             File Number)        Identification Number)



       757 THIRD AVENUE, NEW YORK, NEW YORK                         10017
(Address of Registrant's Principal Executive Offices)             (Zip Code)

                                 (212) 703-2000
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
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         Effective as of January 2, 2002, eB2B Commerce, Inc. (the "Company")
acquired Bac-Tech Systems, Inc. ("Bac-Tech"), a New York City-based privately held company through the merger of Bac-Tech with and into the Company. The acquisition was completed pursuant to an Agreement and Plan of Merger, dated as of January 2, 2002 (the "Merger Agreement"), among the Company, Bac-Tech, and Robert Bacchi ("Bacchi") and Michael Dodier ("Dodier") (Bacchi and Dodier, the sole stockholders of Bac-Tech, being collectively referred to as the "Selling Stockholders").

         Pursuant to the Merger Agreement, the Company paid an aggregate of $250,000 in cash and issued an aggregate of 3,000,000 shares of common stock, par value $.0001 per share, of the Company ("Common Stock") and 95,000 shares of Series D convertible preferred stock, par value $.0001 per share, of the Company ("Preferred Stock") to the Selling Stockholders. Each share of Preferred Stock outstanding, inclusive of any dividend accrued on such share, is automatically convertible into 52.631578 shares of Common Stock (an aggregate of 5,000,000 shares of Common Stock) upon the Company receiving stockholder approval of its acquisition of Bac-Tech and/or the issuance of Preferred Stock in connection therewith; provided, however, that if by November 30, 2002 the Company does not obtain such stockholder approval, the Preferred Stock shall be redeemable, at the option of the holders thereof, for $10.00 per share in cash, plus all accrued and unpaid dividends from the date of issuance through November 30, 2002. The Company also issued promissory notes (the "Notes") in the aggregate amount of $600,000, inclusive of principal and interest, to the Selling Stockholders. The Notes are payable in three equal installments on each of May 2, 2003, January 1, 2004 and January 1, 2005. The Notes and all amounts due thereunder are secured by a security interest granted pursuant to a Security Agreement, dated January 2, 2002, between the Company and each of the Selling Stockholders (the "Security Agreement"). Pursuant to the Merger Agreement the Selling Stockholders may also receive payments of up to an aggregate of $200,000 in the event the Company achieves certain financial performance targets in the year 2002 as set forth therein. For further information regarding the Merger Agreement, the Notes and the Security Agreement, reference is made to these documents attached hereto as Exhibits 2.1, 10.1, 10.2 and 10.3, respectively, and incorporated herein by reference.

         The Company determined the amount of consideration based upon a review of Bac-Tech's historical results, projected results, and the synergy of the operations of Bac-Tech with the operations of the Company. The consideration for the acquisition was funded through the private placement of notes and warrants to accredited investors that raised $2,000,000 of gross proceeds for the Company as previously disclosed in the Company's Current Report on Form 8-K (Date of
Report: December 26, 2001).

         All of the shares of Common Stock that were issued in connection with the acquisition of Bac-Tech were issued in reliance upon an exemption from registration under the Securities Act. As a result, these shares may not be offered or sold in the U.S. absent registration or an applicable exemption from the registration statement requirements of the Securities Act. In accordance with the Merger Agreement, the Company entered into a Registration Rights

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Agreement in which the Company agreed, subject to certain conditions, to include all of the shares of Common Stock and Common Stock underlying Preferred Stock issued to the Selling Stockholders in the Company's next amendment to its Registration Statement on Form SB-2, and all pre- and post- effective amendments thereto. The Company also granted the Selling Stockholders one demand registration and piggy back registration rights in connection with any future registration statements filed by the Company under the Securities Act. Reference is made to the Registration Rights Agreement which is attached hereto as Exhibit
10.4 and incorporated herein by reference.

         On January 2, 2002, the Company entered into three-year employment agreements (the "Employment Agreements") with each of the Selling Stockholders. The Employment Agreements provide for Mr. Bacchi to serve as the Company's Chief Operating Officer and as a member of its executive committee and for Mr. Dodier to serve as the Executive Vice President-Sales. The agreements provide for, among other things, the Selling Stockholders to receive an annual base salary of $165,000 and granting of options to purchase 500,000 shares of common stock at an exercise price of $0.19 per share. The Employment Agreements also contain restrictions on the Selling Stockholders competing with the Company for the term of the agreements and for one year thereafter, as well as provisions protecting the Company's proprietary rights and information. Reference is made to the Employment Agreements which are attached hereto as Exhibits 10.5 and 10.6 and incorporated herein by reference.

         In addition, as additional consideration for the consummation of the merger, the Selling Stockholders, by separate agreements dated as of January 2, 2002, agreed not to compete with the Company for a period of four years from and after the date thereof. Reference is made to the Non-Competition Agreements which are attached hereto as Exhibits 10.7 and 10.8 and incorporated herein by reference.

ITEM 5.  OTHER EVENTS.
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         On January 3, 2002, the Board of Directors of the Company approved a one-for-fifteen (1:15) reverse stock split of the Company's Common Stock. The reverse stock split is to become effective on January 10, 2002.

         At the Company's annual meeting of stockholders held on October 17, 2001, the stockholders granted the Board authority to effect a reverse stock split of the Company's Common Stock in either a one-for-five (1:5), one-for-seven (1:7), one-for-ten (1:10), one-for-twelve (1:12) or one-for-fifteen (1:15) ratio. The Board approved a one-for-fifteen (1:15) reverse stock split in order to maintain compliance with Nasdaq's $1.00 minimum bid price requirement for continued listing on the Nasdaq SmallCap Market and to also attract new investors to the Company.

         As a result of the reverse stock split, each 15 issued and outstanding shares of Common Stock will be exchanged for one new share of Common Stock. The shares of Common Stock underlying the Company's preferred stock and other derivative securities will be similarly adjusted. All fractional shares resulting from the reverse stock split will be aggregated per

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stockholder and rounded up to the next number of whole shares of Common Stock.

         On January 4, 2002, the Company filed a Current Report on Form 8-K disclosing certain anti-dilution provisions affecting the conversion price of the Company's Series B preferred stock and Series C preferred stock and the exercise price of and number of shares issuable under various outstanding warrants triggered as a result of the Company's private placement financing completed on December 26, 2001. As a result of certain revised calculations made by the Company, there are approximately 2,667,000 additional shares of Common Stock issuable with respect to the Series B preferred stock, rather than the 765,000 as originally reported by the Company, and approximately 29,700,000 additional shares of Common Stock issuable with respect to the warrants, rather than the 26,300,000 as originally reported by the Company. The foregoing numbers in this paragraph do not reflect the reverse stock split.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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(a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         None required.

(b)      PRO FORMA FINANCIAL INFORMATION.

         None required.

(c)      EXHIBITS.


Listed below are all exhibits to this Current Report on Form 8-K.

Exhibit
Number   Description
-------  -----------
2.1      The Merger Agreement.
4.1 Certificate of Amendment relating to Series D Preferred Stock, dated January 2, 2002.
10.1 Promissory Note, dated January 2, 2002, issued by eB2B Commerce, Inc. in favor of Robert Bacchi.
10.2 Promissory Note, dated January 2, 2002, issued by eB2B Commerce, Inc. in favor of Michael Dodier.
10.3     The Security Agreement.
10.4 Registration Rights Agreement, dated January 2, 2002, between eB2B Commerce, Inc. and each of Robert Bacchi and Michael Dodier.
10.5 Employment Agreement, dated January 2, 2002, between eB2B Commerce, Inc. and Robert Bacchi.
10.6 Employment Agreement, dated January 2, 2002, between eB2B Commerce, Inc. and Michael Dodier.

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10.7     Non-Competition Agreement, dated January 2, 2002, between eB2B
         Commerce, Inc. and Robert Bacchi.
10.8 Non-Competition Agreement, dated January 2, 2002, between eB2B Commerce, Inc. and Michael Dodier.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 10, 2002

                                           eB2B Commerce, Inc.


                                           By:      /s/ Richard S. Cohan
                                               ---------------------------------
                                           Name:  Richard S. Cohan
                                           Title: President and
                                                  Chief Executive Officer